Reporting on Financial Instruments	12 Months Ended
Dec. 31, 2019
Reporting On Financial Instruments
Reporting on Financial Instruments

15. Reporting on financial instruments

The financial assets and liabilities can be subdivided into measurement categories with the following carrying amounts, and net gains and losses:

Financial assets in EUR thousands	Fair value as of 31.12.2019	Carrying amount as of 31.12.2019	Fair value as of 31.12.2018	Carrying amount as of 31.12.2018	Net gains (+) or losses (-) 31.12.2019	Net gains (+) or losses (-) 31.12.2018
Category: Held
Cash and cash equivalents	11,119	11,119	19,451	19,451	(15)	(10)
Trade receivables	5,031	5,031	3,397	3,397	(33)	1
Other financial assets	1,077	1,077	794	794	-	-
Total	17,227	17,227	23,642	23,642	(48)	(9)

Financial liabilities in EUR thousands	Fair value as of 31.12.2019	Carrying amount as of 31.12.2019	Fair value as of 31.12.2018	Carrying amount as of 31.12.2018	Net gains (+) or losses (-) 31.12.2019	Net gains (+) or losses (-) 31.12.2018
Financial liabilities at amortized cost
Financial liabilities, current	1,212	1,212	165	165	-	-
Trade payables	4,196	4,196	1,805	1,805	(2)	(13)
Other current financial liabilities	99	99	29	29	-	-
Financial liabilities, non-current	20,648	20,648	12,382	12,382	-	-
Total	26,155	26,155	14,382	14,382	(2)	(13)
Financial liabilities at fair value through profit or loss
Financial liabilities, non-current	1,462	1,462	1,080	1,080	(82)	(528)
Other financial liabilities, non-current	14,720	14,720	-	-	(650)	-
Total	16,182	16,182	1,080	1,080	(732)	(528)

Under other operating expenses, Biofrontera reports value adjustments to trade receivables and miscellaneous financial obligations allocable to the “held” category.

The net gains and losses generally include currency translation effects as well as impairments and write-ups. Fair value changes of liabilities recognized at fair value are included in interest expense. Interest income is not included in net income.

Based on the input factors used at the valuation methods fair values are divided into different steps of the fair value hierarchy:

Level 1: Fair value valuations using prices listed on active markets (not adjusted) for identical assets or liabilities.

Level 2: Fair value valuations using inputs for the asset or liability that are either directly observable (as prices) or indirectly observable (derived from prices), but which do not constitute listed prices pursuant to Level 1.

Level 3: Fair value valuations using inputs for the asset or liability that are not based on observable market data (unobservable input data).

These relate to the performance component of the EIB loan (EUR 1.5 million; December 31, 2018: EUR 1.1 million) included under non-current financial liabilities and the purchase price liability arising in 2019 from the acquisition of Cutanea (EUR 14.7 million). No reclassifications were made between the individual levels of the fair value category during the 2019 fiscal year.

Principles of risk management

As part of its operating activities, the Group is exposed to market price and credit risk, as well as liquidity risk, which could have an effect on its financial position and performance.

Market price risk: Biofrontera’s exposure to market risks consists of foreign exchange and interest rate risks. The risk of interest rate changes is regarded as low as the existing interest rate modalities for the relevant financing of the Biofrontera Group can usually be adapted to market conditions in the short to medium term. Exceptions are the performance component, although this is mitigated by a limit to 4% of the market price risk as well as the purchase price liability from the acquisition of Cutanea (earn-out). An interest rate-related change in the value of the purchase price liability by 1 % would result in a change in interest expense of EUR 1 million (previous year: 0)

Cash flow risk: There is no cash flow risk for the fixed-interest option bonds. The fixed interest rate means that no disadvantageous changes in interest payments can occur. As the liabilities are not carried at fair value but at amortized cost, there is also no fair value risk. A change of +5% (-5%) in the expected profits from the sale of the Cutanea products would result in a change of EUR +0.9 million (EUR -0.6 million) for the purchase price liability.

Foreign currency risk: The Biofrontera Group was exposed to foreign currency risks on the balance sheet date, especially as a result of the intragroup loan to the subsidiary Biofrontera Inc. Trade receivables arise to a greater extent than in the past due to the expansion of business in the U.S. and are regularly reviewed for a potential default risk. Trade payables denominated in foreign currency are of minor importance. The company does not conclude any special hedging transactions. Currency exchange rate fluctuations are recognized in profit or loss.

The balance of financial assets and liabilities in foreign currencies amounts to EUR 29,1 million (2018: EUR 27.0 million; 2017: EUR 13.1 million)). A 5% change in the value of financial assets and financial liabilities in foreign currency would result in a change of EUR 1.5 million (2018: EUR 1.4 million; 2017: EUR 0.7 million) in the income statement item “Other expenses and income”.

Credit risk: A credit risk arises for the Group if transaction partners cannot meet their obligations by the normal payment deadlines. On the balance sheet, the maximum non-payment risk is represented by the carrying amount of the relevant financial asset. The situation regarding receivables is monitored so that any possible non-payment risks can be identified at an early stage and appropriate steps taken.

In the 2019 financial year, individual value adjustments in the amount of EUR 43 thousand (2018 and 2017: 0) were applied to trade receivables. Cash and cash equivalents are invested with banks and insurance companies with sufficient deposit protection.

Liquidity risk: Liquidity risk refers to the inability to meet existing or future payment obligations on time. To ensure solvency at all times and to avoid financial bottlenecks, Biofrontera has established a central liquidity management system that monitors liquidity requirements in the short, medium and long term. The refinancing of all Group companies is generally performed centrally by Biofrontera AG.

The monitoring and management of liquidity is based on short-term and long-term corporate planning. Liquidity risks are identified at an early stage, using simulations of various scenarios. Current liquidity is reported and monitored on a daily basis.

At present, the company is sufficiently financed. However, the cost-cutting measures introduced may not be sufficient to continue operations for 12 months and beyond. So far, the company has always succeeded in securing financing for the company through additional capital measures.

With regard to material uncertainties in connection with the going concern status, we refer to Note 33 Subsequent events.

With regard to the (undiscounted) payments from financial liabilities due in the next few years, reference is made to the corresponding notes on this item on the balance sheet.

All other financial liabilities are current and are expected to be settled within one year.